October 1, 2008

DREYFUS PREMIER NEW YORK AMT-FREE MUNICIPAL BOND FUND

Supplement to Prospectus
dated April 1, 2008

     The following information replaces the information contained in the section of the Fund’s Prospectus entitled “Management” that relates to the Fund’s portfolio managers.

     Joseph P. Darcy is the primary portfolio manager of the Fund. He has held this position since October 1, 2008. Mr. Darcy has been employed by The Dreyfus Corporation since 1994 and is a portfolio manager/trader in the municipal securities group.